SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2023
Disclosure of non-adjusting events after reporting period [abstract]
SUBSEQUENT EVENTS	SUBSEQUENT EVENTS
Private Placement of Common Shares

On February 20, 2024, the Company completed a non-brokered private placement of common shares. An aggregate of 12,989,204 shares were issued by the Company at a price of C$1.80 per common share for aggregate gross proceeds of C$23.4 million. Certain directors and/or officers of the Company subscribed for C$0.3 million in common shares under the private placement.

Silver Purchase Agreement

On January 12, 2024, the Company entered into an extension agreement in relation to the Silver Purchase Agreement with Orion pursuant to which the 2023 Shortfall Amount Delivery Deadline was extended from January 15, 2024, to April 15, 2024 (the "Extension"). In connection with the Extension the Company paid an amendment fee of $0.2 million and issued 0.5 million common share warrants exercisable at C$2.717 per share with an exercise period of 48 months or until January 24, 2028. The warrants include a four month hold period.

Contingent Payment

On February 9, 2024, the Company issued 1.6 million common shares to Waterton at a price of C$1.80 for total gross proceeds of C$2.9 million ($2.1 million) as partial consideration of the contingent value rights payment related to Granite Creek due upon production of the first ounce of gold (excluding ordinary testing and bulk sampling programs) following a 60 consecutive day period where gold prices have exceeded $2,000 per ounce, as further described in Note 9 (b) of these Financial Statements.